                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported)    MARCH 29, 2000
                                                     ------------------
                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


333-33397                                                        41-1724239
-------------------------                    ----------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


1221 NICOLLET MALL, SUITE 700                          MINNEAPOLIS, MN 55403
-------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



         Registrant's telephone number, including area code   612-373-5300
                                                           ---------------


          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On March 29, 2000, the Board of Directors of Northern States Power Company (NSP) approved the potential sale in a public offering by its wholly owned subsidiary, NRG Energy, Inc., of up to 18% interest in the common stock of NRG Energy. The press release announcing this approval is filed with this Form 8-K as Exhibit
99.1. See "Item 7. Exhibits."

Item 7. Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.              Description
-----------              -----------

99.1                     Press release issued March 29, 2000 of NRG Energy, Inc.

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NRG Energy, Inc
                                            (Registrant)



                                            By /s/ LEONARD A. BLUHM
                                               --------------------
                                               Leonard A. Bluhm
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)



Dated:  March 29, 2000
        --------------